Exhibit 99.1

Marchex Announces Third Quarter 2019 Results

SEATTLE – November 6, 2019-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the third quarter ended September 30, 2019.

Q3 2019 Financial Highlights

•	Revenue was $24.8 million for the third quarter of 2019, compared to $20.0 million for the third quarter of 2018.
•	Core analytics revenue was $13.5 million for the third quarter of 2019, compared to $8.9 million for the third quarter of 2018.
•	Net loss was $1.2 million for the third quarter of 2019 or $0.03 per diluted share. For the third quarter of 2018, net loss was $0.5 million or $0.01 per diluted share.
	Q3 2018	Q3 2019
Revenue	$20.0 million	$24.8 million
Net cash provided by operating activities	$2.3 million	$1.9 million
Cash Balance	$78.6 million	$52.5 million

Non-GAAP Results[1]:
Adjusted EBITDA	$0.5 million	$1.1 million

•	Adjusted non-GAAP income (loss) per share[1] for the third quarter of 2019 was $0.01, compared to ($0.00) for the third quarter of 2018.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Strategic Priorities Update

Grow New and Existing Client Relationships. In the third quarter, Marchex added various new clients across enterprise brands and SMB channels in verticals such as Auto, Health Care, Insurance and Home Services. It also launched 8 new pilots for the company’s first Sales Edge solution, Sales Rescue, which launched in the third quarter.

Accelerate Product Innovation. Marchex recently announced that Clean Call, Marchex’s robocall blocking solution, will now be powered by new a combination of artificial intelligence and voice biometric technology to prevent robocalls from clogging business lines. The new, patent pending Clean Call technology works by dynamically identifying new robocalls as they occur and uses that intelligence to detect, classify and block the calls. This expands Marchex’s recently announced conversational AI technology that included a new voice biometric model that automatically determines the identity of the salesperson on a call. It performs “passive authentication”, enabling identification of the salesperson via Marchex’s AI-driven voice identification technology.

In the third quarter, Marchex additionally announced conversational AI technology that consists of a new suite of predictive AI models featuring more than 230 initial AI signals. The Marchex Innovation Development Lab (MIND) team continues to innovate in various ways to give businesses the ability to understand and respond in real time to the needs of customers over the course of their sales conversations. The proprietary AI is built on Marchex Stream, the new conversational data streaming and business intelligence platform announced in May that enables the processing of events and extraction of signals from conversations as they occur in real time, at scale.

During the third quarter, Marchex also launched Sales Edge, an AI-based suite of sales acceleration software solutions. With Sales Edge, businesses can analyze customer conversations, optimize their sales approaches and improve sales outcomes using automated tools to outperform their competition. The product suite launched with three initial products, Sales Edge Local, Sales Edge Enterprise, and Sales Edge Rescue. Sales Edge Rescue alerts businesses when potential buyers end conversations without making a purchase so the business can take real-time action to rescue the sales opportunity.

“Marchex is evolving to meet the growing needs of our customers, who are just beginning to understand the power and impact of unlocking consumer intent with Marchex’s AI-driven technologies,” said Mike Arends, Co-CEO and Chief Financial Officer. “During the third quarter, we introduced a new suite of sales insight and acceleration solutions to help businesses solve mission critical problems that surface from customer conversations.  Sales Rescue, the first of the suite to launch, is meeting with favorable initial interest from customers. It is the first of a series of products directly informed by our customers’ critical needs that we will be launching over the coming quarters. We believe these new conversational analytics and sales acceleration solutions can be a foundation for Marchex’s expanded market opportunity and growth over the long-term.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of November 6, 2019.

•

“Although the fourth quarter generally sees a meaningful sequential season decline in call volume, we anticipate core analytics to reflect continued growth on a year-over-year basis and be only modestly down or potentially in-line on a sequential basis with third quarter core analytics revenue of $13.5 million,” said Arends.

Financial Guidance for the Fourth Quarter ending December 31, 2019

Revenue	$26 million or more
Income (loss) from operations	($3) million or better
Adjusted OIBA[1,2]	break-even or better
Adjusted EBITDA[1,2]	in the range of $1 million

2  Third quarter GAAP income (loss) from operations is expected to be $3 million or better, assuming stock-based compensation and amortization of intangibles between $2.8 million and $3 million for the quarter.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, November 6, 2019, to discuss its third quarter ended September 30, 2019 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 6, 2019 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share.

Adjusted OIBA represents income (loss) from operations excluding stock-based compensation expense, amortization of intangible assets from acquisitions, and acquisition related costs (benefit). This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions, and acquisition related costs (benefit). Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense and acquisition related costs (benefit). Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and Adjusted EBITDA to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP income (loss) per share represents Adjusted non-

GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition related costs (benefit), (3) interest and other income (expense), and (4) amortization of intangible assets from acquisitions. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2019	2018	2019
Revenue	$20,006	$24,794	$62,120	$77,541
Expenses:
Service costs (1)	10,877	12,770	35,084	40,951
Sales and marketing (1)	3,330	3,971	10,275	12,172
Product development (1)	3,861	5,135	11,382	14,708
General and administrative (1)	2,570	3,130	8,083	9,939
Amortization of intangible assets from acquisitions	—	1,568	—	4,704
Acquisition-related costs (benefit)	110	(432)	110	(710)
Total operating expenses	20,748	26,142	64,934	81,764
Loss from operations	(742)	(1,348)	(2,814)	(4,223)
Interest income and other, net	296	189	805	592
Loss before provision for income taxes	(446)	(1,159)	(2,009)	(3,631)
Income tax expense	11	56	32	(3)
Net loss applicable to common stockholders	$(457)	$(1,215)	$(2,041)	$(3,628)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.01)	$(0.03)	$(0.05)	$(0.08)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,056	4,661	5,056	4,838
Class B	36,127	40,984	37,243	40,459
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,056	4,661	5,056	4,838
Class B	41,183	45,645	42,299	45,297

(1) Includes stock-based compensation allocated as follows:
Service costs	$108	$36	$338	$131
Sales and marketing	125	180	411	529
Product development	94	72	276	215
General and administrative	375	535	1,310	1,275
Total	$702	$823	$2,335	$2,150

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2018	2019
Assets
Current assets:
Cash and cash equivalents	$45,230	$52,467
Accounts receivable, net	16,198	14,100
Prepaid expenses and other current assets	2,657	2,428
Total current assets	64,085	68,995
Property and equipment, net	2,921	3,205
Right-of-use lease asset	—	6,146
Other assets, net	917	275
Goodwill	24,442	24,503
Intangible assets from acquisitions, net	20,697	15,993
Total assets	$113,062	$119,117
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,968	$5,611
Accrued expenses and other current liabilities	5,807	6,265
Current portion of acquisition-related liabilities	1,215	844
Deferred revenue and deposits	1,782	1,902
Lease liability current	—	1,506
Total current liabilities	14,772	16,128
Other non-current liabilities	1,287	30
Deferred tax liabilities	1,531	1,537
Lease liability non-current	—	6,034
Non-current portion of acquisition-related liabilities	446	—
Total liabilities	18,036	23,729
Stockholders’ equity:
Class A common stock	53	49
Class B common stock	370	384
Additional paid-in capital	350,801	354,781
Accumulated deficit	(256,198)	(259,826)
Total stockholders’ equity	95,026	95,388
Total liabilities and stockholders’ equity	$113,062	$119,117

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2019	2018	2019
Loss from operations	$(742)	$(1,348)	$(2,814)	$(4,223)
Stock-based compensation	702	823	2,335	2,150
Amortization of intangible assets from acquisitions	—	1,568	—	4,704
Acquisition-related costs (benefit)	110	(432)	110	(710)
Adjusted OIBA	$70	$611	$(369)	$1,921

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2019	2018	2019
Net cash provided by (used in) operating activities	$2,325	$1,883	$4,062	$6,843
Changes in assets and liabilities	(1,655)	(227)	(2,409)	(2,195)
Income tax expense	11	56	32	(3)
Acquisition-related costs (benefit)	110	(432)	110	(710)
Interest income and other, net	(296)	(189)	(805)	(592)
Adjusted EBITDA	$495	$1,091	$990	$3,343

Net cash used in investing activities	$(545)	$(577)	$(2,156)	$(1,447)

Net cash provided by (used in) financing activities	$22	$145	$(27,491)	$1,841

Revenue Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2019	2018	2019
Core Analytics revenue[1]	$8,896	$13,466	$24,531	$39,649
Marketplace, Local Leads, and other analytics[2]	11,110	11,328	37,589	37,892
Total Revenue	$20,006	$24,794	$62,120	$77,541

[1]	Core analytics revenue includes revenue from analytics customers, including those that are purchasing or buying products derived from the company’s speech technology platform.
[2]

Includes revenue from marketplace, local leads and from tests, consulting services or other analytics revenues that may continue for a limited time but are not anticipated to continue in future periods.

Certain immaterial reclassifications were made to the current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Income (Loss) per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2019	2018	2019
Adjusted Non-GAAP loss per share	$(0.00)	$0.01	$(0.01)	$0.03

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.01)	$(0.03)	$(0.05)	$(0.08)
Shares used to calculate diluted net loss per share applicable to common stockholders	41,183	45,645	42,299	45,297

Net loss applicable to common stockholders	$(457)	$(1,215)	$(2,041)	$(3,628)
Stock-based compensation	702	823	2,335	2,150
Acquisition-related costs (benefit)	110	(432)	110	(710)
Amortization of intangible assets from acquisitions	—	1,568	—	4,704
Interest income and other, net	(296)	(189)	(805)	(592)
Estimated impact of income taxes	(192)	(192)	(119)	(596)
Adjusted Non-GAAP income (loss)	$(133)	$363	$(520)	$1,328
Adjusted Non-GAAP income (loss) per share	$(0.00)	$0.01	$(0.01)	$0.03

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP)	41,183	45,645	42,299	45,297
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	545	—	793
Diluted shares used to calculate Adjusted Non-GAAP income (loss) per share [1]	41,183	46,190	42,299	46,090

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.